UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2006

TEXAS REGIONAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 5910
3900 North 10th Street, 11th Floor, McAllen, TX	78502-5910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (956) 631-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 31, 2006, Texas Regional Bancshares, Inc. (the Company) issued a press release announcing that its Board of Directors has declared a contingent special cash dividend of $0.04 per common share payable on November 10, 2006 to the Company’s common shareholders of record as of that date. Payment of the dividend is contingent upon the resolution, prior to the closing of the acquisition of the Company by Banco Bilbao Vizcaya Argentaria, S.A. (BBVA), of a nonperforming loan relationship as described in the Agreement and Plan of Merger between the Company and BBVA.  The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Texas Regional Bancshares, Inc. dated October 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

October 31, 2006	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Texas Regional Bancshares, Inc. dated October 31, 2006.